UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or Section 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): January 8, 2024 bleuacacia ltd
(Exact name of registrant as specified in its charter)

Cayman Islands	001-41074	98-1582905
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

500 Fifth Avenue New York, New York	10110
(Address of principal executive offices)	(Zip Code)

(212) 935-5599
(Registrant’s telephone number, including area code)

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:
Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one Class A ordinary share, one right and one-half of one redeemable warrant	BLEUU	NASDAQ

Class A ordinary shares, $0.0001 par value per share	BLEU	NASDAQ

Rights to acquire one-sixteenth of one Class A ordinary share	BLEUR	NASDAQ

Redeemable warrants, each whole warrant exercisable for one Class A ordinary share at an exercise price of $11.50 per share	BLEUW	NASDAQ

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.01	Notice of Delisting or Failure to Satisfy a Continued Listing rule or Standard; Transfer of Listing

On January 8, 2024, bleuacacia ltd (the “Company”) received notice from the Listing Qualifications department (the “Staff”) of The Nasdaq Stock Market LLC (“Nasdaq”) approving the Company’s application to transfer the listing of its securities from The Nasdaq Global Market to The Nasdaq Capital Market. The Company’s securities will be transferred to The Nasdaq Capital Market at the open of business on January 11, 2024. The Company’s securities—i.e., its common stock, units, rights and warrants—will continue to trade under the symbols “BLEU,” “BLEUU,” “BLEUR” and “BLEUW,” respectively, which trading will be unaffected by the transfer. The Nasdaq Capital Market operates in substantially the same manner as the Nasdaq Global Market.

As previously disclosed in the Current Report on Form 8-K filed with the SEC on July 10, 2023, the Company had received written notice dated July 5, 2023 from the Staff that it was not then in compliance with a continued listing requirement of the Nasdaq Global Market to maintain a minimum Market Value of Listed Securities as set forth in Nasdaq Listing Rule 5450(b)(2)(A). Upon the transfer of the listing of the Company’s securities to the Nasdaq Capital Market, however, this deficiency will be resolved because the Company will no longer be subject to the continued listing requirements for The Nasdaq Global Market.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: January 9, 2024

bleuacacia ltd

	By:	/s/ Thomas Northover
	Name:	Thomas Northover
	Title:	Executive Director